Filing 497 to amend the N1-A to become effective on 10/1/99. This filing is in response to comments made by Examiner John Gangley of the U.S. Securites and Exchange Commission, division of Investment
Management.


The following changes were made to part A:

     For the Bear 500 Fund:

1. the Investment Strategy and Objective paragraph has been changed to clarify the strategy. It now reads:

The Bear 500 Fund seeks to provide investment results that inversely correlate to the performance of the S&P 500 Composite Stock Price Index TM
(S&P 500 Index). By inversely correlating, the Fund should fall a percentge amount that is approximately equal to the percentage rise in the S&P 500 Index, and vice-versa. The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation on a statistical basis. The Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc. is not a sponsor of, nor in any way affiliated with, the Fund. The Fund will attempt to achieve its objective by primarily selling S&P 500 stock index futures contracts. When the Fund sells stock index futures contracts, the value of the Fund's position will normally move inversely with the value of the index. The Fund may also use options on such contracts, and options on securities and on stock indicies to achieve its objective.
The Fund will also hold short-term U.S. Government securities as a substantial portion of its assets, but yield or return on investments in U.S. Government Securities is not a consideration for purchase.

2. the Risks subheading that reads "Suitability" now reads:

Since the Fund is structured to meet narrowly defined investment objectives, it is intended to be used as part of an asset allocation strategy and in no way should constitute, by itself, a balanced investment plan. The Fund is designed principally for experienced investors and not for inexperienced or less sophisticated investors. The Fund can experience substantial price fluctuations and is intended for long-term investors.

3. the Risks subheading that reads "Risks of Investing in Derivatives" now reads:

The Bear 500 Fund will hold derivative securities such as S&P 500 Index futures contracts, indexed securities, and options on securites. These derivatives may be more volatile than the underlying securities and the possibility of losing money could be greater than investing in the underlying securities themselves. Please read the section "What can the Fund Invest in?" on p. 8 for more details.

4. Added language in "Short-Sales" section that reads:

You should be aware that if the Fund enters into a short-sale transaction, the potential loss is unlimited.


5. B. David Flora IV's, portfolio manager, bio was clarified to reflect his work experience from 1995-1996

Various parts of the N1-A were modified per conversations with Mr. John Ganley that were either adding phrases and words, or moving text to adhere to the N1-A requirements.


6. The language about exchanging Fund Shares was amended to clarify that an exchange is a separate purchase and sale.

7. The Investment Company Act number was added to the last page of the prospectus.

8. The section on Default Risk of U.S. Government Securites was removed.

9. "Other Risks" heading was renamed "Turnover Risk"


The following changes were made to Part B

1. Ages for the members of the Board of Directors were added.


Submitted September 15, 1999

/s/ Ryan Barden

Ryan Barden
Secretary